UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
November 15, 2021
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On November 18, 2021, Northrop Grumman Corporation (the “Company”) announced that Blake Larson, Corporate Vice President, and President, Space Systems, will retire from the Company effective February 4, 2022. Mr. Larson informed the Company of his intent to retire on Monday, November 15, 2021. He will move from his current role as Corporate Vice President and President, Space Systems to the position of Corporate Vice President on January 1, 2022, to facilitate an effective transition and support other Company initiatives until his retirement from the Company.

On November 17, 2021, the Board of Directors elected Thomas L. Wilson, Jr., currently Vice President and General Manager, Strategic Space Systems division, to serve as the Corporate Vice President and President, Space Systems effective January 1, 2022. Mr. Wilson has been employed by the Company since 2018. Prior to his current role, Mr. Wilson held the position of Vice President, Strategy and Development, Space Systems division from 2020 to 2021, and Vice President, Business Development, Innovation Systems from 2018-2020. Prior to the Company’s acquisition of Orbital ATK in June 2018, Mr. Wilson held various positions at Orbital ATK, including Vice President and General Manager, Civil and Defense Space Systems Division from 2015 to 2018.

A copy of the Company’s press release announcing these actions is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	99.1	Press Release ("Northrop Grumman Board Elects Tom Wilson, Corporate Vice President and President, Space Systems; Blake Larson to Retire"), dated November 18, 2021
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: November 18, 2021

Exhibit Index

Exhibit No.	Description
99.1	Press Release ("Northrop Grumman Board Elects Tom Wilson, Corporate Vice President and President, Space Systems; Blake Larson to Retire"), dated November 18, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)